                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2011, and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP EMERGING MARKETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) declined 25.74% for the twelve months ended December 31, 2011. The Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, declined 18.17% during the annual period. The MSCI EM Index is dominated by large-cap emerging market stocks. However, the Fund modestly outpaced the MSCI Emerging Markets Small Cap Index2, which fell 26.96%, for the same period.

While disappointed with absolute returns, we are encouraged by this relative performance because the Fund is, by design, oriented toward small- and mid-cap stocks. We believe that small- and mid-cap emerging market equities give investors a significantly better exposure to secular growth themes in emerging markets, and in particular, to domestic demand.

The Fund, an actively managed portfolio focused on emerging market equity investments from around the world, looks to capitalize on opportunities derived both from strong long-term structural growth and from expanding domestic demand. Our seasoned investment team—averaging more than 16 years of dedicated emerging market experience—employs a disciplined investment process. Our focused risk management aims to balance country, sector and stock concentration levels and liquidity requirements.

Market and Economic Review

Emerging market equities started 2011 with strong gains, but a confluence of negative events made investors uneasy. During the first quarter of the year, there was widespread unrest in the Middle East and North Africa region and natural and nuclear disasters in Japan. As the year progressed, the festering sore of the unsustainable fiscal situation in peripheral Europe began to dominate headlines and investor sentiment. Additionally, the U.S. fiscal and political situation, including political gridlock over the nation’s debt ceiling and Standard & Poor’s unprecedented downgrade of the U.S.’ AAA credit rating to AA+ in August 2011, created significant volatility in global financial markets.

All that said, these “big” exogenous factors do not fully explain the underperformance of the emerging market equities asset class compared to their developed market peers for only the second annual period since 2000. Clearly there was a transmission mechanism of lower global demand into the export machine of emerging markets. In addition, as output gaps closed through 2010, exacerbated by the impact of poor weather conditions on food prices, inflationary pressures became apparent in many emerging countries. Toward the end of 2011, inflation became less of an immediate issue, and we saw many moves to reduce benchmark interest rates or otherwise ease monetary policy. Fears that China was in some way a huge bubble about to burst, engendering a hard landing, will, we believe, ultimately prove to be very wide of the mark, but that narrative certainly held some sway during the annual period amongst some parts of the investment community. To be sure, we do not deny that there are some real challenges ahead to promote a more sustained and balanced Chinese economy, but we are confidently anticipating reasonable growth in the next few years. Nevertheless, these concerns, whether justified or not, and combined with all the other fears globally that characterized the year, prompted an exodus from emerging market equities during the annual period.

Importantly, the fundamental and financial strengths of emerging markets remained evident during the annual period. For example, many emerging market countries maintained lower debt-to-Gross Domestic Product (GDP) ratios and larger foreign reserves than many developed countries. Despite these solid fundamentals, emerging market equities, as measured by the MSCI EM Index, declined 18.17% for the twelve months ended December 31, 2011, underperforming developed market equities, as measured by the S&P 500® Index3 and the MSCI EAFE (Europe, Australasia and Far East) Index4, which posted total returns of 2.11% and -11.73%, respectively, for the same period. Furthermore, consistent with prior periods of heightened risk aversion, emerging market small-cap stocks underperformed emerging market large-cap stocks, as indicated by the 26.96% decline of the MSCI Emerging Market Small Cap Index in 2011.

All three regions within the MSCI EM posted double-digit declines on the year. Emerging Asia, as measured by the MSCI EM Asia Index5, ended 2011 as the best performing region on a relative basis with a total return of -17.16%. The Latin American region and Emerging Europe, Middle East and Africa (EMEA), as measured by the MSCI EM Latin America Index6 and the MSCI EM EMEA Index7, respectively, lagged with returns of -19.15% and -20.18%, respectively.

From a sector* perspective, consumer staples and telecommunication services proved to be the most defensive within emerging markets during the annual period. Conversely, materials and industrials were the worst performing sectors in the MSCI EM during the annual period given their cyclical nature and vulnerability to uncertainty surrounding the future pace of global economic growth.

MSCI EM 12 Month Forward P/E

Source: MSCI, Datastream, 2 January 2012.

P/E (price/earnings) ratio: a valuation of a company’s current share price compared to its per-share earnings.

Fund Review

During the annual period, top contributors to the Fund’s absolute performance included South Korea-based consumer electronics giant Samsung Electronics (4.3% of Fund net assets†). Samsung Electronics ended 2011 by posting record quarterly profits on surging sales of its Galaxy smartphones and on a one-time gain from selling its hard disk-drive business. Samsung Electronics sold more than 300 million handsets in 2011, overtaking Apple to become the world’s largest smartphone seller. One of the advantages that Samsung Electronics displays over its competitors, in our view, is their product differentiation, selling multiple models at various price points. The company also features a market-leading position in OLED (organic light-emitting diode) technology.

Another notable performer for the Fund during the annual period was Brazilian electronic payment processor Cielo (1.2% of Fund net assets†). Cielo has a leading market share position in the Brazilian credit and debit card transaction processing industry. Given the rapid adoption of credit and debit cards in Brazil, this industry, we believe, has a favorable outlook. In our view, the drivers of this growth should prove sustainable and visible regardless of any macroeconomic turbulence that may occur either locally or abroad.

Conversely, key detractors from the Fund’s absolute performance during the annual period included two iron ore miners-Vale (1.8% of Fund net assets†), which is based in Brazil, and Bellzone Mining (0.5% of Fund net assets†), which operates out of the Kalia prospect in Guinea, West Africa. Both companies faced a number of operational headwinds in 2011, including technical, environmental, regulatory and political challenges that ultimately led to higher costs and longer delivery times for new projects. Additionally, while the global iron ore market appears structurally tight from a supply and demand perspective over the medium term, global economic uncertainty and a slowdown in steel production growth in China, led to a weaker iron ore spot market during the second half of 2011.

Stock selection within India’s equity market also proved to be challenging during 2011. The twin deficits of India, namely fiscal and current account deficits, would always make a year like 2011 challenging for investors in India’s equity market. Add in political stalemate and sticky inflation, combined with a weakening currency, and it is not hard to see why the Indian equity market struggled.

As 2011 came to an end, the Fund held overweight positions in emerging Asia and in the EMEA regions at the expense of Latin America. Consistent with our long-term investment strategy, we held a positive outlook at the end of the annual period on the consumer discretionary sector. As portfolio managers, we try to find emerging growth in emerging markets, and we continued to believe that some of the very best secular opportunities could be found in small- and mid-cap stocks. Thus, staying true to our core philosophy, the Fund maintained a significant allocation to small- and mid-cap stocks at the end of the annual period.

Outlook

Not surprisingly, at the end of 2011, the global economic outlook for 2012 remained cloudy, with concerns over Europe and its ongoing peripheral nation sovereign debt crisis persisting. Entrenched expectations for a Eurozone recession are unlikely, we believe, to materialize, but European financial market pressures are likely to remain a focus in the months ahead. These concerns were being counterbalanced by the patch of better economic data released out of the United States toward the end of the annual period, although visibility regarding the sustainability of such positive news remained, in our view, limited. That said, going forward, emerging markets should benefit, we believe, from more moderate inflation expectations compared to 2011, enabling additional accommodative monetary conditions that would, in turn, foster an

VAN ECK VIP EMERGING MARKETS FUND

environment wherein economic data may stabilize. Our central thesis for 2012 is that more resilient U.S. economic growth and slightly better than expected emerging market trends will be able to offset economic weakness in Europe. Of course, there remain some political hurdles to overcome in 2012—including key elections in Russia, Mexico and the United States—that may create some volatility over the near term.

Another factor to watch in 2012 is the leadership transition in China, although we think the “chicken littles” on China will yet again be proved wrong, although this may take some time. We believe that China’s economic growth should stabilize at a level below the trend of the last few years but still at reasonably healthy levels, as policy eases modestly in the face of slower global economic growth and softening local inflation.

Across emerging markets, we expect GDP growth to be below trend on average, but mostly due to weakness in developed market demand. Underlying demand from within emerging markets should remain buoyant, in our view for several reasons. First, emerging markets have significant tailwinds of demographics and global economic development in their favor. Second, they are generally not burdened with the yoke of oversized government and consumer debt in the way that many developed markets are. Third, we see solid emerging equity market fundamentals, as valuation multiples of many of the equity markets within the MSCI EM universe appear to already be priced for substantially weaker economic data globally. Even with a better fourth quarter of 2011, risk aversion at the end of the annual period remained high. This left emerging market equities trading at a meaningful discount to both developed markets and to their own historical averages. Despite the potential challenges ahead, we maintain our positive secular outlook for emerging market equities and strongly believe there is a favorable balance of risk and reward for the asset class.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple Portfolio Manager	Edward M. Kuczma Analyst	Angus Shillington Analyst

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

Morgan Stanley Capital International Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

[3]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[5]	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[7]

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2011 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 4.3%)

Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company is also a major global producer of telecommunications products such as mobile phones.

Localiza Rent a Car S.A.
(Brazil, 2.3%)

Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

China Minsheng Banking Corp. Ltd.
(China, 2.2%)

China Minsheng operates in commercial banking businesses. The bank provides the normal range of banking services offered in China, but in particular it is rapidly expanding its branded lending business that focuses on lending to small and medium sized enterprises, a segment that has traditionally found it difficult or expensive to access loans.

Tisco Financial Group PCL
(Thailand, 2.0%)

Tisco Financial is a bank holding company that offers loans and a variety of banking activities such as underwriting, broking and investment advisory business. Most of its lending business is comprised of auto related loans.

Kia Motors Corp.
(South Korea, 2.0%)
Kia Motors manufactures, sells, and exports passenger cars, mini-buses, truck and commercial vehicles. The company also produces various auto parts.

Hyundai Mobis Co. Ltd.
(South Korea, 1.9%)

Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Vale S.A.
(Brazil, 1.8%)

Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil where it owns and operates railroads, maritime terminals and ships as part of the infrastructure required to bring their products to their customers.

Tencent Holdings Ltd.
(Hong Kong, 1.7%)
Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Dah Chong Hong Holdings Ltd.
(Hong Kong, 1.7%)
Dah Chong Hong is a diversified business conglomerate involved in motor vehicle sales and distribution, sales of food and consumer products, and logistics services.

Koza Altin Isletmeleri A.S.
(Turkey, 1.7%)
Koza Altin is a mineral exploration company that mines for gold in Western Turkey. Koza Altin currently operates Ovacik, Havran, Kucukdere and Mastra mines.

*Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Fund Initial Class	MSCI EM

One Year	(25.74)%	(18.17)%

Five Year	(0.54)%	2.70%

Ten Year	12.93%	14.20%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/11	Fund Class R1	MSCI EM

One Year	(25.76)%	(18.17)%

Five Year	(0.51)%	2.70%

Life (since 5/1/04)	11.37%	12.97%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011- December 31, 2011

Initial Class	Actual	$1,000.00	$752.50	$5.48
	Hypothetical**	$1,000.00	$1,018.96	$6.31

Class R1	Actual	$1,000.00	$752.40	$5.56
	Hypothetical**	$1,000.00	$1,018.86	$6.41

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 1.24% on Initial Class,1.26% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 90.7%
Brazil: 9.8%
243,000	BR Malls Participacoes S.A.	$2,360,627
180,000	BR Properties S.A.	1,785,283
70,000	Cielo S.A.	1,808,873
90,000	International Meal Co. Holdings S.A. *	626,779
240,000	Localiza Rent a Car S.A.	3,293,928
124,000	Marisa Lojas S.A.	1,136,791
47,000	Petroleo Brasileiro S.A. (ADR)	1,167,950
250,000	Rossi Residencial S.A.	1,072,242
67,000	Santos Brasil Participacoes S.A.	886,149

		14,138,622

Canada: 1.3%
55,500	First Quantum Minerals Ltd.	1,092,295
42,000	Pacific Rubiales Energy Corp.	772,182

		1,864,477

China / Hong Kong: 24.6%
1,450,000	Brilliance China Automotive
	Holdings Ltd. * #	1,555,676
1,800,000	China Hongqiao Group Ltd. * #	964,613
3,632,000	China Minsheng Banking Corp. Ltd. #	3,141,465
1,970,000	China Minzhong Food Corp. Ltd. (SGD) * #	1,238,666
120,000	China Mobile Ltd. #	1,165,870
5,950,000	China Qinfa Group Ltd. * #	1,005,825
2,105,000	Dah Chong Hong Holdings Ltd. #	2,469,897
8,321,200	EVA Precision Industrial Holdings Ltd. #	2,009,464
1,760,000	Evergrande Real Estate Group Ltd. #	724,215
74,000	Focus Media Holding (ADR) *	1,442,260
655,000	Galaxy Entertainment Group Ltd. * #	1,187,312
2,295,000	Greatview Aseptic Packaging Co. Ltd. * #	765,983
1,660,000	Haier Electronics Group Co. Ltd. * #	1,486,160
57,100	Home Inns & Hotels Management, Inc. (ADR) *	1,473,180
1,181,000	Kunlun Energy Co. Ltd. #	1,671,709
68,000	Noah Holdings Ltd. (ADR) *	418,200
1,113,181	Noble Group Ltd. (SGD) #	967,195
13,110,000	PCD Stores Ltd. #	1,815,794
53,000	Qihoo 360 Technology Co. Ltd. (ADR) *	831,570
27,605,000	REXLot Holdings Ltd. #	1,806,954
126,500	Tencent Holdings Ltd. #	2,531,332
7,500,000	Tiangong International Co. Ltd. #	1,259,601
2,375,000	Trinity Ltd. #	1,711,483
1,880,000	Yingde Gases Group Co. #	1,911,725

		35,556,149

Georgia: 0.8%
90,000	Bank of Georgia (GDR)	1,170,000

India: 3.7%
1,713,606	Hirco Plc (GBP) * #	1,275,182
58,000	Mahindra & Mahindra Ltd. #	741,823
480,000	Mundra Port & Special Economic Zone Ltd. #	1,083,837
160,000	Pantaloon Retail India Ltd. #	409,516
192,769	Shriram Transport Finance Co. Ltd. #	1,526,385
280,000	Sintex Industries Ltd. #	332,104

		5,368,847

Number of Shares		Value

Indonesia: 4.4%
10,050,000	Adaro Energy Tbk PT #	$1,955,811
275,000	Astra International Tbk PT #	2,241,000
2,910,000	Bank Rakyat Indonesia Tbk PT #	2,163,069

		6,359,880

Israel: 0.3%
182,500	Queenco Leisure International Ltd. (GDR) * § 144A	472,401

Luxembourg: 0.5%
388,000	L’Occitane International S.A. (HKD) #	778,086

Mexico: 1.4%
580,000	Corp GEO S.A.B de C.V. *	716,131
692,200	Genomma Lab Internacional, S.A. de C.V. *	1,334,826

		2,050,957

Mongolia: 0.8%
1,580,000	Mongolian Mining Corp. (HKD) * #	1,190,650

Panama: 1.4%
35,500	Copa Holdings S.A. (Class A) (USD)	2,082,785

Philippines: 0.2%
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	318,504

Portugal: 0.7%
65,000	Jeronimo Martins, SGPS, S.A. * #	1,073,631

Russia: 5.9%
42,000	Eurasia Drilling Co. Ltd. (GDR)	987,000
109,900	Globaltrans Investment Plc (GDR)	1,508,857
36,000	Lukoil (ADR)	1,905,451
48,000	Nomos-Bank (USD) * #	960,000
29,000	Nomos-Bank (GDR) *	275,500
857,000	Sberbank RF #	1,922,740
41,000	X5 Retail Group N.V. (GDR) *	936,440

		8,495,988

Singapore: 2.2%
1,960,000	CSE Global Ltd. #	1,135,582
1,222,727	Olam International Ltd. #	2,004,257

		3,139,839

South Africa: 3.5%
75,000	African Rainbow Minerals Ltd. #	1,585,241
118,000	Imperial Holdings Ltd. #	1,805,351
34,000	Sasol Ltd. #	1,618,500

		5,009,092

South Korea: 13.5%
216,000	DGB Financial Group, Inc. * #	2,428,157
16,060	Hyundai Department Store Co. Ltd. * #	2,276,157
10,900	Hyundai Mobis Co. Ltd. * #	2,769,384
50,000	Kia Motors Corp. * #	2,901,386
90,000	KT Corp. (ADR) *	1,407,600
5,350	Lotte Shopping Co. * #	1,579,187
6,700	Samsung Electronics Co. Ltd. #	6,162,910

		19,524,781

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Taiwan: 5.7%
1,680,000	Advanced Semiconductor Engineering, Inc. #	$1,439,309
287,000	Catcher Technology Co. Ltd. #	1,329,212
210,000	China Ecotek Corp. #	371,551
485,000	Hon Hai Precision Industry Co. Ltd. #	1,326,346
495,000	Lumax International Corp. Ltd. #	991,073
970,888	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,787,790
673,200	Uni-President Enterprises Corp. #	982,336

		8,227,617

Thailand: 2.9%
310,000	Kasikornbank PCL #	1,196,302
2,455,000	Tisco Financial Group PCL #	2,950,865

		4,147,167

Turkey: 2.9%
185,000	Koza Altin Isletmeleri A.S.	2,452,013
250,000	Tekfen Holding A.S. #	703,354
200,000	Turkiye Halk Bankasi A.S. #	1,042,391

		4,197,758

United Kingdom: 3.4%
905,000	Afren Plc * #	1,204,191
111,000	African Minerals Ltd. * #	758,532
1,990,000	Bellzone Mining Plc * #	762,156
500,000	Cove Energy Plc * #	897,684
145,000	International Personal Finance Plc #	385,331
102,000	Zhaikmunai LP (GDR) *	988,805

		4,996,699

Number of Shares		Value

United States: 0.8%
12,500	Cummins, Inc.	$1,100,250

Total Common Stocks (Cost: $140,758,394)		131,264,180

PREFERRED STOCKS: 2.5%
Brazil: 2.5%
106,000	Anhanguera Educacional Participacoes S.A.	1,142,260
125,064	Vale S.A.	2,535,810

Total Preferred Stocks (Cost: $1,468,815)		3,678,070

MONEY MARKET FUND: 7.4% (Cost: $10,706,992)
10,706,992	AIM Treasury Portfolio - Institutional Class	10,706,992

Total Investments: 100.6% (Cost: $152,934,201)		145,649,242
Liabilities in excess of other assets: (0.6)%		(934,368)

NET ASSETS: 100.0%		$144,714,874

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
USD	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $93,439,308 which represents 64.6% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $472,401 which represents 0.3% of net assets.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $472,401, or 0.3% of net assets.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Queenco Leisure International Ltd. (GDR) 144A	07/03/2007	182,500	$3,481,828	$472,401	0.3%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	10.9%	$15,946,311
Communications	5.1	7,378,632
Consumer, Cyclical	19.4	28,273,768
Consumer, Non-cyclical	11.4	16,563,289
Diversified	4.3	6,277,901
Energy	8.7	12,741,433
Financial	18.6	27,116,458
Industrial	8.2	11,906,657
Technology	6.0	8,737,801
Money Market Fund	7.4	10,706,992

	100.0%	$145,649,242

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Brazil	$14,138,622	$—	$—	$14,138,622
Canada	1,864,477	—	—	1,864,477
China / Hong Kong	4,165,210	31,390,939	—	35,556,149
Georgia	1,170,000	—	—	1,170,000
India	—	5,368,847	—	5,368,847
Indonesia	—	6,359,880	—	6,359,880
Israel	472,401	—	—	472,401
Luxembourg	—	778,086	—	778,086
Mexico	2,050,957	—	—	2,050,957
Mongolia	—	1,190,650	—	1,190,650
Panama	2,082,785	—	—	2,082,785
Philippines	318,504	—	—	318,504
Portugal	—	1,073,631	—	1,073,631
Russia	5,613,248	2,882,740	—	8,495,988
Singapore	—	3,139,839	—	3,139,839
South Africa	—	5,009,092	—	5,009,092
South Korea	1,407,600	18,117,181	—	19,524,781
Taiwan	—	8,227,617	—	8,227,617
Thailand	—	4,147,167	—	4,147,167
Turkey	2,452,013	1,745,745	—	4,197,758
United Kingdom	988,805	4,007,894	—	4,996,699
United States	1,100,250	—	—	1,100,250
Preferred Stocks Brazil	3,678,070	—	—	3,678,070
Money Market Fund	10,706,992	—	—	10,706,992

Total	$52,209,934	$93,439,308	$—	$145,649,242

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets:
Investments, at value (Cost $152,934,201)	$145,649,242
Cash	72,196
Foreign currency (Cost $1,920,163)	1,891,855
Receivables:
Investments sold	1,402,160
Shares of beneficial interest sold	400,508
Dividends and interest	22,712
Prepaid expenses	1,690

Total assets	149,440,363

Liabilities:
Payables:
Investments purchased	4,115,639
Shares of beneficial interest redeemed	118,067
Due to Adviser	126,029
Deferred Trustee fees	33,077
Accrued expenses	332,677

Total liabilities	4,725,489

NET ASSETS	$144,714,874

Initial Class Shares:
Net Assets	$108,286,065

Shares of beneficial interest outstanding	10,417,044

Net asset value, redemption and offering price per share	$10.40

Class R1 Shares:
Net Assets	$36,428,809

Shares of beneficial interest outstanding	3,506,894

Net asset value, redemption and offering price per share	$10.39

Net Assets consist of:
Aggregate paid in capital	$153,194,667
Net unrealized depreciation	(7,615,459)
Accumulated net investment loss	(412,765)
Accumulated net realized gain	(451,569)

$144,714,874

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

Income:
Dividends (net of foreign taxes withheld of $314,395)		$3,176,969
Interest		845

Total income		3,177,814

Expenses:
Management fees	$1,983,776
Transfer agent fees – Initial Class Shares	24,903
Transfer agent fees – Class R1 Shares	14,931
Custodian fees	324,747
Professional fees	55,262
Reports to shareholders	48,663
Insurance	18,775
Trustees’ fees and expenses	17,986
Other	4,449

Total expenses	2,493,492

Net investment income		684,322

Net realized gain (loss) on:
Investments (net of foreign taxes of $176,265)		5,609,638
Foreign currency transactions and foreign denominated assets and liabilities		(373,105)

Net realized gain		5,236,533

Change in net unrealized depreciation on:
Investments (net of foreign taxes of $122,390)		(59,718,096)
Foreign currency transactions and foreign denominated assets and liabilities		(150,018)

Change in net unrealized depreciation		(59,868,114)

Net Decrease in Net Assets Resulting from Operations		$(53,947,259)

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment income	$684,322	$357,203
Net realized gain	5,236,533	50,803,024
Net change in unrealized depreciation	(59,868,114)	(2,110,798)

Net increase (decrease) in net assets resulting from operations	(53,947,259)	49,049,429

Dividends to shareholders from:
Net investment income
Initial Class Shares	(1,591,228)	(1,000,363)
Class R1 Shares	(580,716)	(349,298)

Total dividends	(2,171,944)	(1,349,661)

Settlement payments from unaffiliated third parties	—	995,705

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	39,907,355	41,927,256
Class R1 Shares	4,532,179	12,853,986

	44,439,534	54,781,242

Reinvestment of dividends
Initial Class Shares	1,591,228	1,000,363
Class R1 Shares	580,716	349,298

	2,171,944	1,349,661

Cost of shares redeemed
Initial Class Shares	(67,822,490)	(69,553,654)
Class R1 Shares	(19,291,164)	(20,189,647)
Redemption fees	10,799	18,542

	(87,102,855)	(89,724,759)

Net decrease in net assets resulting from share transactions	(40,491,377)	(33,593,856)

Total increase (decrease) in net assets	(96,610,580)	15,101,617

Net Assets:
Beginning of year	241,325,454	226,223,837

End of year (including accumulated net investment loss of ($412,765) and ($1,527,568), respectively)	$144,714,874	$241,325,454

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	3,016,664	3,427,982
Shares reinvested	117,694	95,001
Shares redeemed	(5,202,123)	(5,922,293)

Net decrease	(2,067,765)	(2,399,310)

Class R1 Shares:
Shares sold	362,425	1,033,053
Shares reinvested	42,984	33,203
Shares redeemed	(1,485,381)	(1,764,482)

Net decrease	(1,079,972)	(698,226)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2011	2010		2009		2008	2007

Net asset value, beginning of year	$14.14	$11.22		$5.89		$27.71	$24.98

Income from investment operations:
Net investment income	0.05 (e)	0.01		0.04		0.07	0.12
Net realized and unrealized gain (loss) on investments	(3.66)	2.93		5.83		(12.20)	7.47
Payment by the Adviser	—	—		0.04	(c)	—	—

Total from investment operations	(3.61)	2.94		5.91		(12.13)	7.59

Less dividends and distributions from:
Net investment income	(0.13)	(0.07)		(0.01)		—	(0.12)
Net realized gains	—	—		(0.57)		(9.69)	(4.74)

Total dividends and distributions	(0.13)	(0.07)		(0.58)		(9.69)	(4.86)

Settlement payments from unaffiliated third parties	—	0.05		—		—	—

Redemption fees	— (b)	—	(b)	—	(b)	— (b)	— (b)

Net asset value, end of year	$10.40	$14.14		$11.22		$5.89	$27.71

Total return (a)	(25.74)%	26.84	%(d)	113.17	%(c)	(64.77)%	37.56%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$108,286	$176,522		$166,991		$76,566	$255,052
Ratio of gross expenses to average net assets	1.26%	1.28%		1.22%		1.29%	1.23%
Ratio of net expenses to average net assets	1.26%	1.28%		1.22%		1.29%	1.23%
Ratio of net expenses, excluding interest expense, to average net assets	1.26%	1.28%		1.21%		1.29%	1.23%
Ratio of net investment income to average net assets	0.36%	0.17%		0.49%		0.53%	0.45%
Portfolio turnover rate	95%	96%		68%		45%	80%

	Class R1 Shares

	Year Ended December 31,

	2011	2010		2009		2008	2007

Net asset value, beginning of year	$14.13	$11.21		$5.87		$27.68	$24.95

Income from investment operations:
Net investment income (loss)	0.04 (e)	0.01		0.03		0.07	0.11
Net realized and unrealized gain (loss) on investments	(3.65)	2.93		5.85		(12.19)	7.48
Payment by the Adviser	—	—		0.04	(c)	—	—

Total from investment operations	(3.61)	2.94		5.92		(12.12)	7.59

Less dividends and distributions from:
Net investment income	(0.13)	(0.07)		(0.01)		—	(0.12)
Net realized gains	—	—		(0.57)		(9.69)	(4.74)

Total dividends and distributions	(0.13)	(0.07)		(0.58)		(9.69)	(4.86)

Settlement payments from unaffiliated third parties	—	0.05		—		—	—

Redemption fees	— (b)	—	(b)	—	(b)	— (b)	— (b)

Net asset value, end of year	$10.39	$14.13		$11.21		$5.87	$27.68

Total return (a)	(25.76)%	26.86	%(d)	113.39	%(c)	(64.75)%	37.62%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$36,429	$64,803		$59,233		$25,134	$104,412
Ratio of gross expenses to average net assets	1.27%	1.29%		1.22%		1.29%	1.24%
Ratio of net expenses to average net assets	1.27%	1.29%		1.22%		1.29%	1.24%
Ratio of net expenses, excluding interest expense, to average net assets	1.27%	1.29%		1.22%		1.29%	1.23%
Ratio of net investment income to average net assets	0.31%	0.15%		0.43%		0.47%	0.42%
Portfolio turnover rate	95%	96%		68%		45%	80%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.
(d)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.
(e)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS
(continued)

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund had no derivative instruments outstanding during the year ended December 31, 2011.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the year ended December 31, 2011.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012, to waive management fees and/or assume expense excluding interest, taxes, and extra ordinary expenses exceeding 1.50% for both the Initial Class Shares and Class R1 Shares. For the year ended December 31, 2011, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $180,071,926 and $226,772,022, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2011 was $153,549,165 and net unrealized depreciation aggregated $7,899,923 of which $18,503,781 related to appreciated securities and $26,403,704 related to depreciated securities.

At December 31, 2011, the components of accumulated earnings, on a tax basis, were as follows:

Accumulated capital losses	$(216,291)
Other temporary difference	(33,079)
Unrealized depreciation	(8,230,423)

Total	($8,479,793)

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010

Ordinary income	$2,171,944	$1,349,661

During the year ended December 31, 2011, the Fund utilized $1,114,117 of capital loss carryovers. The remainder of the capital loss carryover of $216,291 expires on December 31, 2017.

During 2011, as a result of permanent book to tax differences, the Fund decreased net investment loss by $2,602,425, increased accumulated net realized loss on investments by $1,680,730 and decreased aggregate paid in capital by $921,695. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, net operating losses and investments in passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2011, the aggregate shareholder accounts of three insurance companies own approximately 64%, 11%, and 7% of the Initial Class Shares, and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 10 day period for which a loan was outstanding amounted to $4,987,957 and the weighted average interest rate was 1.39%. At December 31, 2011, the Fund had no outstanding borrowings under the Facility.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2011, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2011, there was no securities lending activity.

Note 11—Recent Accounting Pronouncements—In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

TAX INFORMATION
(unaudited)

The Fund intends to pass through foreign tax credits to the maximum amount of $488,791. The gross foreign source income earned during the fiscal year 2011 was $3,982,382.

For the 2011 fiscal year, 1% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Emerging Markets Fund (one of the Funds comprising Van Eck VIP Trust) (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2012

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	53	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	53	None.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP EMERGING MARKETS FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPEMAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $112,000 for 2011 and $113,500 for 2010.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2011 and $6,134 for 2010.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2011 and $20,500 for 2010.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  March 2, 2012
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 2, 2012
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 2, 2012
      -----------------